                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Richard J. Glasier, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.



DATED: October 5, 1999



                                                   /s/ TOR ARNEBERG

                                          --------------------------------------

                                                       Tor Arneberg

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Richard J. Glasier, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.



DATED: October 6, 1999



                                                /s/ BERNARD W. ARONSON

                                          --------------------------------------

                                                    Bernard W. Aronson

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Richard J. Glasier, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.



DATED: October 8, 1999



                                                 /s/ JOHN D. CHANDRIS

                                          --------------------------------------

                                                     John D. Chandris

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Richard J. Glasier, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.



DATED: October 8, 1999



                                                /s/ KASPAR K. KIELLAND

                                          --------------------------------------

                                                    Kaspar K. Kielland

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Richard J. Glasier, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.



DATED: October 11, 1999



                                                   /s/ LAURA LAVIADA

                                          --------------------------------------

                                                      Laura Laviada

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Richard J. Glasier, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.



DATED: October 7, 1999



                                                  /s/ JANNIK LINDBAEK

                                          --------------------------------------

                                                     Jannik Lindbaek

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Richard J. Glasier, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.



DATED: October 7, 1999



                                                     /s/ EYAL OFER

                                          --------------------------------------

                                                        Eyal Ofer

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Richard J. Glasier, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.



DATED: October 6, 1999



                                                 /s/ WILLIAM K. REILLY

                                          --------------------------------------

                                                    William K. Reilly

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Richard J. Glasier, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.



DATED: October 7, 1999



                                                 /s/ EDWIN W. STEPHAN

                                          --------------------------------------

                                                     Edwin W. Stephan

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Richard J. Glasier, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.



DATED: October 13, 1999



                                            /s/ ARNE WILHELMSEN

                                            ------------------------------------

                                            Arne Wilhelmsen